                                                                Exhibit 99.5


                           OHIO CASUALTY CORPORATION

                      SUPPLEMENTAL FINANCIAL INFORMATION

                             FOR THE PERIOD ENDING

                                 JUNE 30, 2005



              Contents:     Page 1  GAAP Income Statement Data
                            Page 2  GAAP P&C Data
                            Page 3  Consolidated Balance Sheet Data
                                      and Related Information
                            Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform
Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise
  noted (in thousands, except per share data)
SECOND QUARTER, 2005
(Data Unaudited)


                                                   THREE MONTHS ENDED JUNE 30
                                           ------------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   365,550            $   367,093
Investment income less expenses                  48,512                 48,587
Investment gains realized, net                   13,796                  3,258
                                             -----------            -----------
      Total revenues                            427,858                418,938

Losses                                          191,700                203,098
Loss adjustment expenses                         40,308                 40,051
Underwriting expenses                           117,540                120,984
Corporate and other expenses                     18,656                  7,762
                                             -----------            -----------
      Total expenses                            368,204                371,895

Income before income taxes                       59,654                 47,043

Income tax expense:
   On investment gains realized                   4,829                  1,140
   On all other income                           12,668                 13,214
                                            ------------           ------------
      Total income tax expense                   17,497                 14,354

Cumulative effect of an accounting change             -                      -
                                            ------------           ------------
Net income                                  $    42,157            $    32,689
                                            ============           ============

Average shares outstanding - diluted*            66,997                 71,372
Net income, per share - diluted*            $      0.63            $      0.48
Operating income**                          $    33,190            $    30,571
Operating income - earnings per share**     $      0.50            $      0.45
Operating income - return on equity**              12.2%                  13.3%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP    Statutory
---------------------------------------         --------  --------     --------   ---------
Losses                                             52.4%     52.4%        55.3%      55.3%
Loss adjustment expenses                           11.0%     11.0%        10.1%       9.8%
Underwriting expenses                              32.1%     30.7%        33.8%      33.1%
                                                --------   -------     ---------   -------
      Combined ratio                               95.5%     94.1%        99.2%      98.2%

Effective tax rate on investment income            27.5%                  33.2%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     3,899            $     1,090
Investment gains realized, net                    4,941                  1,157
Agent relationships asset expenses                3,295                  4,339
Corporate expenses                               15,361                  3,423


                                                    SIX MONTHS ENDED JUNE 30
                                           -----------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $   727,852            $   728,259
Investment income less expenses                  96,968                 99,063
Investment gains realized, net                   13,790                  6,915
                                             -----------            -----------
      Total revenues                            838,610                834,237

Losses                                          382,825                398,279
Loss adjustment expenses                         83,276                 78,411
Underwriting expenses                           229,682                262,459
Corporate and other expenses                     33,435                 18,154
                                            ------------           ------------
      Total expenses                            729,218                757,303

Income before income taxes                      109,392                 76,934

Income tax expense:
   On investment gains realized                   4,827                  2,420
   On all other income                           24,721                 20,943
                                            ------------           ------------
      Total income tax expense                   29,548                 23,363

Cumulative effect of an accounting change             -                 (1,648)
                                            ------------           ------------
Net income                                  $    79,844            $    51,923
                                            ============           ============

Average shares outstanding - diluted*            69,328                 71,204
Net income, per share - diluted*            $      1.18            $      0.78
Operating income**                          $    70,881            $    49,076
Operating income - earnings per share**     $      1.05            $      0.74
Operating income - return on equity**              13.3%                  10.9%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP   Statutory
---------------------------------------         --------  ---------    --------  ---------
Losses                                             52.6%     52.6%        54.7%     54.7%
Loss adjustment expenses                           11.4%     11.4%        10.8%     10.2%
Underwriting expenses                              31.5%     30.4%        36.0%     34.6%
                                                --------    -------     ---------  -------
      Combined ratio                               95.5%     94.4%       101.5%     99.5%

Effective tax rate on investment income            27.2%                  33.0%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     7,210            $     1,917
Investment gains realized, net                    4,941                  1,757
Agent relationships asset expenses                7,690                 11,553
Corporate expenses                               25,745                  6,601


CONSOLIDATED                                         YEAR 2004
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,446,624
Investment income less expenses                 201,244
Investment gains realized, net                   22,920
                                             -----------
      Total revenues                          1,670,788

Losses                                          777,580
Loss adjustment expenses                        158,697
Underwriting expenses                           504,812
Corporate and other expenses                     43,214
                                            ------------
      Total expenses                          1,484,303

Income before income taxes                      186,485

Income tax expense:
   On investment gains realized                   8,022
   On all other income                           48,442
                                            ------------
      Total income tax expense                   56,464

Cumulative effect of an accounting change        (1,648)
                                            ------------
Net income                                  $   128,373
                                            ============

Average shares outstanding - diluted*            71,508
Net income, per share - diluted*            $      1.89
Operating income**                          $   115,123
Operating income - earnings per share**     $      1.71
Operating income - return on equity**              12.3%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory
---------------------------------------         --------  ---------
Losses                                             53.7%     53.8%
Loss adjustment expenses                           11.0%     10.7%
Underwriting expenses                              34.9%     33.9%
                                                --------    -------
      Combined ratio                               99.6%     98.4%

Effective tax rate on investment income            31.5%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     4,323
Investment gains realized, net                    3,719
Agent relationships asset expenses               20,640
Corporate expenses                               22,574

*Average diluted shares outstanding and net income per share amounts for the three and six months ended June 30, 2004 have been restated, as required, in accordance with Emerging Issues Task Force (EITF) 04-8 "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share." This EITF requires earnings per share amounts for periods prior to December 31, 2004 be restated since the issuance of the convertible notes in March 2002 using the "if-converted" method. The "if-converted" method gives effect to the add back to net income of interest expense and amortization of debt issuance costs, net of tax, associated with the convertible instruments.

**Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated July 26, 2005 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA
  (in thousands, except ratio data)
SECOND QUARTER, 2005
(Data Unaudited)


                                                 THREE MONTHS ENDED JUNE 30
                                      --------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                               Earned      Ratio       Earned       Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    206,794    102.6%   $    202,338    102.1%
   Workers' compensation                     32,345    148.8%         34,669    106.0%
   Commercial auto                           57,312     86.1%         57,617    100.2%
   General liability                         23,123    112.5%         21,531    108.8%
   CMP, fire and inland marine               94,014     94.3%         88,521    100.2%

Specialty Lines                        $     36,461     95.3%   $     40,772     95.1%
   Commercial umbrella                       24,294    106.9%         29,913     96.0%
   Fidelity and surety                       12,167     72.3%         10,859     93.1%

Personal Lines                         $    122,295     83.8%   $    123,983     95.8%
   Personal auto incl. personal
     umbrella                                73,675     88.5%         76,013     96.4%
   Personal property                         48,620     76.7%         47,970     94.9%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    365,550     95.5%   $    367,093     99.2%


                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                          Written     Ratio        Written     Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    221,825    100.8%   $    220,306    100.7%
   Workers' compensation                     36,182    144.4%         36,596    108.1%
   Commercial auto                           62,359     84.2%         63,830     99.7%
   General liability                         26,388    110.7%         24,709    102.5%
   CMP, fire and inland marine               96,896     93.5%         95,171     98.1%

Specialty Lines                        $     39,727     88.6%   $     39,058     94.0%
   Commercial umbrella                       26,455     98.9%         26,415     93.3%
   Fidelity and surety                       13,272     68.4%         12,643     90.6%

Personal Lines                         $    123,380     84.4%   $    127,307     95.5%
   Personal auto incl. personal
     umbrella                                72,222     89.8%         74,929     96.5%
   Personal property                         51,158     76.1%         52,378     93.7%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    384,932     94.1%   $    386,671     98.2%


                                                  SIX MONTHS ENDED JUNE 30
                                      -------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  ----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                               Earned      Ratio        Earned      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    412,392    104.4%   $    400,164    102.5%
   Workers' compensation                     65,355    148.8%         67,746    110.1%
   Commercial auto                          114,964     85.4%        114,463     97.9%
   General liability                         45,537    116.2%         42,514    114.9%
   CMP, fire and inland marine              186,536     97.8%        175,441     99.5%

Specialty Lines                        $     71,536     95.8%   $     82,456     92.6%
   Commercial umbrella                       46,872    104.6%         60,949     96.6%
   Fidelity and surety                       24,664     79.2%         21,507     81.3%

Personal Lines                         $    243,924     80.5%   $    245,639    102.9%
   Personal auto incl. personal
     umbrella                               146,497     82.9%        150,066    109.5%
   Personal property                         97,427     76.9%         95,573     92.5%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    727,852     95.5%   $    728,259    101.5%


                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                          Written     Ratio       Written     Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    427,421    103.3%   $    432,524     99.8%
   Workers' compensation                     71,459    146.0%         72,855    111.3%
   Commercial auto                          119,608     84.1%        123,964     96.2%
   General liability                         49,937    116.2%         46,785    106.5%
   CMP, fire and inland marine              186,417     97.8%        188,920     96.0%


Specialty Lines                        $     78,819     87.6%   $     73,868     93.6%
   Commercial umbrella                       53,263     94.5%         49,733     97.0%
   Fidelity and surety                       25,556     76.8%         24,135     79.2%

Personal Lines                         $    237,160     80.9%   $    244,336    101.3%
   Personal auto incl. personal
     umbrella                               145,780     82.9%        150,782    107.6%
   Personal property                         91,380     76.9%         93,554     91.2%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    743,400     94.4%   $    750,728     99.5%


                                               YEAR 2004
OPERATING SEGMENTS and                 ----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined
GAAP BASIS:                               Earned      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    807,925    100.6%
   Workers' compensation                    132,625    114.0%
   Commercial auto                          229,629     91.1%
   General liability                         86,563    109.9%
   CMP, fire and inland marine              359,108     99.5%

Specialty Lines                        $    150,262     96.7%
   Commercial umbrella                      105,089    103.2%
   Fidelity and surety                       45,173     81.5%

Personal Lines                         $    488,437     98.9%
   Personal auto incl. personal
     umbrella                               295,774    105.9%
   Personal property                        192,663     88.1%
                                        ------------   ------
     Total All Lines                   $  1,446,624     99.6%


                                       Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    828,216     99.3%
   Workers' compensation                    132,932    115.4%
   Commercial auto                          233,539     90.3%
   General liability                         89,457    105.0%
   CMP, fire and inland marine              372,288     97.5%

Specialty Lines                        $    135,499     97.2%
   Commercial umbrella                       87,124    103.8%
   Fidelity and surety                       48,375     78.9%

Personal Lines                         $    490,235     97.6%
   Personal auto incl. personal
     umbrella                               294,114    104.7%
   Personal property                        196,121     86.8%
                                        ------------   ------
     Total All Lines                   $  1,453,950     98.4%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
  INFORMATION (in thousands, except share data)
SECOND QUARTER, 2005
(2005 Data Unaudited)



                                          June 30,      December 31,
                                            2005            2004
Assets                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    36,846     $    30,823
  Tax exempt fixed maturities              1,200,087       1,036,697
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,284,814       2,278,588
    Held-to-maturity, at amortized cost      283,260         301,367
                                         ------------    ------------
       Total fixed maturities              3,805,007       3,647,475

  Equity securities, at fair value           356,796         357,458
  Short-term investments, at fair value       24,678         239,105
                                         ------------    ------------
       Total investments                   4,186,481       4,244,038
Cash                                           9,982          13,461
Premiums and other receivables, net of
  allowance for bad debts of $4,000 and
  $4,300, respectively                       334,188         350,761
Deferred policy acquisition costs            152,928         159,849
Property and equipment, net of
  accumulated depreciation of $171,938
  and $167,362, respectively                  81,921          82,946
Reinsurance recoverable, net of allowance
  of $2,336                                  703,818         666,501
Agent relationships, net of accumulated
  amortization of $43,007 and $41,438,
  respectively                               114,304         121,994
Interest and dividends due or accrued         52,244          49,859
Other assets                                  50,216          25,607
                                         ------------    ------------
       Total assets                      $ 5,686,082     $ 5,715,016
                                         ============    ============

Shares outstanding                        64,455,184      62,209,129
Book value per share                          $21.89          $20.82
Unrealized gain component of
  book value per share*                        $4.26           $4.47


                                          June 30,      December 31,
                                            2005            2004
Liabilities                              ---------      ------------
Insurance reserves:
  Losses                                 $ 2,357,238     $ 2,269,565
  Loss adjustment expenses                   501,371         486,767
  Unearned premiums                          706,571         715,486
Debt                                         200,625         383,266
Reinsurance treaty funds held                171,652         195,015
Deferred income taxes                         28,115          21,950
Other liabilities                            309,815         348,024
                                         ------------    ------------
       Total liabilities                 $ 4,275,387     $ 4,420,073


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    15,194               -
Accumulated other comprehensive income       254,447         259,131
Retained earnings                          1,237,387       1,161,510
Treasury stock, at cost:
  (Shares: 7,963,160; 10,209,215)           (105,385)       (134,750)
                                         ------------    ------------
      Total shareholders' equity           1,410,695       1,294,943
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,686,082     $ 5,715,016
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,776,988     $ 1,739,709
   Loss adjustment expense                   451,264         444,102
   Unearned premiums                         665,289         649,740

Other Statutory Data
   Statutory policyholders' surplus      $   929,075     $   972,040
   Ratio of net premiums written to
     surplus                              1.6 to 1.0      1.5 to 1.0

*The unrealized gain component of book value per share excludes $11.4 million and $12.7 million at June 30, 2005 and December 31, 2004, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands,
  except ratios and accident year data)
SECOND QUARTER, 2005
(Data Unaudited)


                                           THREE MONTHS ENDED JUNE 30   SIX MONTHS ENDED JUNE 30
                                           --------------------------  --------------------------
                                                2005         2004           2005         2004
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  223,964   $  225,864     $  435,141   $  446,283
     Specialty Lines                            54,223       66,787        107,401      128,620
     Personal Lines                            123,199      127,642        238,100      246,542
                                             ----------   ----------     ----------   ----------
          Total                                401,386      420,293        780,642      821,445

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   41,220   $   47,218     $   77,520   $   90,244
     Commercial Umbrella                         9,074       13,582         17,264       27,500
     Personal Lines                              9,658       11,035         18,442       21,101

Average Renewal Price Increase
------------------------------
     Commercial Lines                              1.6%         4.5%           1.9%         5.7%
     Commercial Umbrella                           6.0%         8.2%           5.5%         9.7%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              1.4%         0.9%           1.0%         0.8%
     Specialty Lines                               0.0%         0.0%           0.0%         0.0%
     Personal Lines                                2.2%         8.0%           1.6%         4.7%
     Homeowners                                    4.7%        18.4%           2.9%        10.5%
          Total All Lines                          1.5%         3.2%           1.1%         2.0%

Prior Accident Year Loss & LAE by Segment
-----------------------------------------
     Commercial Lines                       $      5.0   $     (2.1)    $     17.2   $     (8.7)
     Specialty Lines                              (1.5)        (2.1)          (4.3)        (5.2)
     Personal Lines                               (6.4)        (6.0)         (19.6)         1.2
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
            Development                           (2.9)       (10.2)          (6.7)       (12.7)

Prior Accident Year Loss & LAE
------------------------------
     Accident Year 2004                     $     (6.6)  $        -     $    (15.9)  $        -
     Accident Year 2003                           (6.5)        (8.1)         (17.3)       (22.2)
     Accident Year 2002 and Prior                 10.2         (2.1)          26.5          9.5
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development         (2.9)       (10.2)          (6.7)       (12.7)


                                             YEAR 2004
                                             ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  856,212
     Specialty Lines                           251,505
     Personal Lines                            496,758
                                             ----------
          Total                              1,604,475

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $  182,291
     Commercial Umbrella                        49,982
     Personal Lines                             41,322

Average Renewal Price Increase
------------------------------
     Commercial Lines                              5.0%
     Commercial Umbrella                           8.0%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              2.4%
     Specialty Lines                               0.0%
     Personal Lines                                4.9%
     Homeowners                                   11.8%
          Total All Lines                          3.0%

Prior Accident Year Loss & LAE by Segment
-----------------------------------------
     Commercial Lines                       $    (15.0)
     Specialty Lines                              (9.3)
     Personal Lines                                2.6
                                             ----------
          Total All Lines Accident Year
             Development                         (21.7)

Prior Accident Year Loss & LAE
------------------------------
     Accident Year 2004                     $        -
     Accident Year 2003                          (35.1)
     Accident Year 2002 and Prior                 13.4
                                             ----------
          Total Accident Year Development        (21.7)


Note: For information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on page 69 of the Corporation's Form 10-K for the year ended
       December 31, 2004.